ADVANCED SERIES TRUST

AST BlackRock Low Duration Bond Portfolio

Supplement dated January 7, 2022

to the Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Advanced Series Trust (the Trust) Prospectus and Statement of Additional Information (SAI), and the Summary Prospectus for the AST BlackRock Low Duration Bond Portfolio (the Portfolio or the Target Portfolio). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

At a meeting of the shareholders of the Target Portfolio held on January 5, 2022, shareholders approved the reorganization (the Reorganization) of the Target Portfolio into the AST Western Asset Core Plus Bond Portfolio (the Acquiring Portfolio), each a series of the Trust. The Acquiring Portfolio will change its name to the "AST Core Fixed Income Portfolio" on or about February 14, 2022.

Pursuant to the Reorganization, the assets and liabilities of the Target Portfolio will be exchanged for shares of the Acquiring Portfolio, and Target Portfolio shareholders will become shareholders of the Acquiring Portfolio. No sales charges will be imposed in connection with the Reorganization. The Acquiring Portfolio shares to be received by Target Portfolio shareholders in the Reorganization will be equal in value to the Target Portfolio shares held by such shareholders immediately prior to the Reorganization. It is expected that the Reorganization will be completed on or about February 14, 2022.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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